Exhibit 10.38

FORM OF AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

AMENDMENT NO. 1 TO
THE SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amendment No. 1 (this “Amendment Agreement”) dated as of August    , 2005 (the “Effective Date”) to the Second Amended and Restated Stockholders’ Agreement, dated February 6, 2003, (the “Stockholders’ Agreement”), is entered into by and among RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company Inc.), a Delaware corporation (the “Company” or “Holdings”), Whitney RBHC Investor, LLC a Delaware limited liability company (“Whitney Investor”) and Whitney V, L.P., a Delaware limited partnership (“Whitney V” and, collectively with Whitney Investor, “Whitney”), Dr. Michael J. Hartnett and Hartnett Family Investments, L.P., a Delaware limited partnership (together with Dr. Michael J. Hartnett, “Hartnett” and together with Whitney, collectively the “Initial Parties” and individually an “Initial Party”).

WHEREAS, the Initial Parties entered into the Stockholders’ Agreement, setting forth their agreements regarding certain matters relating to their ownership of the Shares and the Warrants;

WHEREAS, in accordance with Section 7.1 of the Stockholders’ Agreement, which provides that the provisions of the Stockholders’ Agreement may be amended, modified or waived only by the execution of a written instrument signed by each of the Initial Parties or a person designated by them pursuant to Section 2.6, each of the Initial Parties desire to amend the Stockholders’ Agreement by executing and delivering this Amendment Agreement;

WHEREAS, the Initial Parties desire to amend the Stockholders Agreement as stated in this Amendment Agreement effective as of the Effective Date in order to more fully reflect the automatic termination of certain provisions of the Stockholders’ Agreement occur upon the consummation of an Initial Public Offering, to reflect a change in the name of Holdings and to update notice addresses for certain of the Initial Parties and their respective legal counsel;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Initial Parties each hereby agree as follows:

Section 1.               Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Stockholders’ Agreement.

Section 2.               Amendment to the Introductory Paragraph to the Stockholders Agreement.  The definition of Holdings in the second line of the introductory paragraph on the first page of the Stockholders Agreement which currently reads “Roller Bearing Holding Company, Inc., a Delaware Corporation (“Holdings”)” is hereby deleted and replaced with “RBC Bearings Incorporated, a Delaware corporation (“Holdings” or the “Company”)”.

Section 3.               Amendment to Section 1 to the Stockholders Agreement.  The following definitions in Section 1 shall be deleted in their entirety and replaced with “[Intentionally Omitted]:

1.2 “Applicable Subordinated Debt”

1.3 “Board”

1.9 “Exercise Price”

1.10 “Hartnett Employment Agreement”

1.11 “Immediate Family”

1.12 “Indemnification Shares”

1.14 “Management Services Agreement”

1.15 “Minimum Hartnett Ownership”

1.16 “Minimum Whitney Common Ownership”

1.17 “Minimum Whitney Ownership”

1.18 “Minimum Whitney Preferred Ownership”

1.19 “New Stock Purchase Agreement”

1.20 “Old Stock Purchase Agreement”

1.21 “Outstanding Common Shares”

1.22 “Permitted Transfer”

1.26 “Public Sale”

1.27 “RBCA”

1.28 “Sale of Business Transaction”

1.30 “Third Stock Purchase Agreement”

1.31 “Voting Power”

1.32 “Whitney IRR”

1.34 “Whitney Notice Parties”

Section 1.36 shall be deleted in its entirety and replaced with the following (page references in the table below shall continue refer to the original pagination of the Stockholders’ Agreement prior to giving effect to this Amendment Agreement):

1.36         Additional Defined Terms.

The following terms are defined elsewhere in this Agreement in the Sections and on the pages indicated:

Defined Term	Section	Page

Act	1.13	3
Affiliate	1.1	2
Class A Common Stock	Recitations	1
Class B Common Stock	Recitations	1
Class A Preferred Stock	Recitations	2
Class B Preferred Stock	Recitations	1
Commission	4.2(a)	22
Common Stock	1.6	2
Company	Introduction	8
Control	1.7	2
Controlled by	1.7	2
Demanding Holders	4.2(a)	22
Demand Notice	4.2(a)	22
Demand Registration Period	4.3(a)	23
Demand Registration Statement	4.2(a)	22
Demand Securities	4.2(a)	22
Derivative Securities	1.8	2
Exchange Act	4.3(d)	27
Existing Stockholders’ Agreement	Recitations	1
Hartnett	Introduction	1
Hartnett Class B Preferred Shares	Recitations	1
Hartnett Common Shares	Recitations	1
Hartnett Securities	1.29	4
Hartnett Shares	Recitations	1
Holdings	Introduction	1
in Control of	1.7	2
Indemnified Parties	4.3(d)	27
Indemnifying Party	4.3(f)	28
Initial Parties	Introduction	1
Initial Party	Introduction	1
Initial Public Offering	1.13	3
Permitted Transferee	1.23	4
Person	1.24	4
Piggyback Shares	4.1	21
Registered Securities	4.3(c)(ii)(D)	24
Registering Parties	4.1	21
Registration Statement	4.1	21
Securities	Recitations	4
Shares	Recitations	1
Third Party Securities	4.1	21
under common Control with	1.7	2
Underwriter’s Cutback	4.1	21
Warrants	Recitations	1
Whitney	Introduction	1
Whitney Class B Preferred Shares	Recitations	1
Whitney Common Shares	Recitations	1
Whitney Investor	Introduction	1

Defined Term	Section	Page
Whitney Management	1.33	5
Whitney Parties	1.35	5
Whitney Securities	1.29	4
Whitney V	Recitations	1

Section 4.               Amendment to Section 2 to the Stockholders Agreement.  Section 2 of the Stockholders Agreement is hereby deleted in its entirety and shall be replaced with “[Intentionally Omitted]”.

Section 5.               Amendment to Section 3 to the Stockholders Agreement.  Section 3 of the Stockholders Agreement is hereby deleted in its entirety and shall be replaced with “[Intentionally Omitted]”.

Section 6.               Amendment to Section 5 to the Stockholders Agreement.  Section 5 of the Stockholders Agreement is hereby deleted in its entirety and shall be replaced with “[Intentionally Omitted]”.

Section 7.               Amendment to Section 6 to the Stockholders Agreement.  Section 6 of the Stockholders Agreement is hereby deleted in its entirety and shall be replaced with “[Intentionally Omitted]”.

Section 8.               Amendment to Section 8 to the Stockholders Agreement.  Section 8 of the Stockholders Agreement is hereby amended to delete each of the addresses appearing between the first and final paragraphs of such section and replacing such addresses as follows:

If to Holdings:

RBC Bearings Incorporated
One Tribology Center
Oxford, CT 06478
Telecopier: (203) 267-5001

With a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022
Telecopier: (212) 446-4900
Attn: Joshua N. Korff

If to any Whitney Party

Whitney & Co.
177 Broad Street
Stamford Connecticut
Telecopier: (203) 973-1422
Attention: Michael R. Stone, Ransom A. Langford, Kevin Curley

With a copy (which shall not constitute notice to) to:

Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022
Telecopier: (212) 446-4900
Attn: Armand A. Della Monica

If to Hartnett:

Dr. Michael J. Hartnett
c/o RBC Bearings Incorporated
One Tribology Center
Oxford, CT 06478
Telecopier: (203) 267-5001

With a copy (which shall not constitute notice to) to:

Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022
Telecopier: (212) 446-4900
Attn: Joshua N. Korff

Section 9.               Miscellaneous.

9.01         Continuance of the Stockholders Agreement.  Except as specifically amended by this Amendment Agreement, the Stockholders Agreement shall remain in full force and effect.

9.02         Counterparts.  This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute a single Amendment Agreement.  Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

9.03         Governing Law.  All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

*              *              *              *              *              *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Stockholders’ Agreement to be signed as of the date first above written.

RBC BEARINGS INCORPORATED

By:
Name:	Michael J. Hartnett
Title:	President and Chief Executive Officer

HARTNETT FAMILY INVESTMENTS, L.P.

By:
Name:	Michael J. Hartnett
Title:	General Partner

WHITNEY RBHC INVESTOR, LLC

By: Whitney V, L.P.,
its Managing Member

By: Whitney Equity Partners V, LLC,
its General Partner

By:
Name:
Title:

WHITNEY V, L.P.

By: Whitney Equity Partners V, LLC,
its General Partner

By:
Name:
Title:

Signature Page to Amendment No. 1 to Stockholders Agreement